                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [x]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                NAME OF COMPANY
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                                                                        May 1999


WM STRATEGIC ASSET
MANAGEMENT PORTFOLIOS

                           Important News

                           for Strategic Asset Management Portfolio Shareholders

This is a brief overview of important matters to be voted upon. You should carefully read the text of the enclosed Proxy Statement. Thank you for mailing your proxy card promptly.

--------------------------------------------------------------------------------



     Q.  Why am I receiving this proxy statement?

     A. You are being asked to approve the new organizational structure of the SAM Portfolios, which would change from a Massachusetts business trust to a Massachusetts limited liability company. Changing the organizational structure of the WM Strategic Asset Management (SAM) Portfolios is expected to increase their size by allowing us to offer participants in a WM Financial Securities asset allocation service (WMFS clients) the opportunity to exchange into the SAM Portfolios on a tax free basis.

     Q.  How will this affect my account?

     A. Generally, the reorganization will not affect your account/investment option. After the reorganization, you will be a shareholder of a new Portfolio that will continue to seek the same investment objective, following the same investment policies as your Portfolio. You will continue to receive the same shareholder services. Over time, this change may also result in lower operating costs and expenses to shareholders, as a result of increased assets under management. Of course, there can be no assurance that the expected investments by WMFS clients, if any, will result in savings for current Portfolio shareholders.

     Q.  Why do I need to vote?

     A. Your vote is needed to ensure that the proposal outlined in the proxy statement can be acted upon. Your immediate response on the enclosed proxy card(s) or by telephone will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Trust.

     Q.   How does the Board of Trustees suggest that I vote?

     A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy.

     Q.   How do I vote my shares?

     A. You may vote by mail, phone, fax or in person at the Special Meeting. To vote by mail, simply sign and send us the enclosed authorization card(s) in the envelope provided In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax (both sides) to (212) 269-2796. The proxy solicitor can accept your vote over the phone anytime between 5:00 a.m. and 7:00 p.m. Pacific Time (8:00 a.m. and 10:00 p.m. Eastern Time), Monday through Friday--simply call
     (800) XXX-XXXX. Finally, you can vote in person at the Special Meeting on June [23,] 1999.

     Q. Who is paying the cost of the shareholder meeting and this proxy solicitation?

     A. WM Advisors and its affiliates -- not your Existing Portfolio -- are paying all the costs.

     Q. If the changes are approved by the shareholders, when will they go into effect?

     A. If the shareholders approve the proposed changes at the special meeting on June [23,] 1999, they should become effective on or about [JULY __, 1999].

                                WM GROUP OF FUNDS
                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                           STRATEGIC GROWTH PORTFOLIO
                          CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                            FLEXIBLE INCOME PORTFOLIO
                                INCOME PORTFOLIO

                         1201 Third Avenue, 22nd Floor
                            Seattle, Washington 98101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           to be held JUNE [23], 1999


              A Special Meeting of Shareholders (the "Meeting") of WM Strategic Asset Management Portfolios (the "Trust") will be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington on JUNE [23], 1999 at 11:00 a.m. (Pacific time), to consider and take action on the following proposal (the "Proposal"):

              A. Reorganization as a Massachusetts Limited Liability Company. To approve the reorganization of each of the Portfolios (the "Existing Portfolios") listed above (a "Reorganization"), currently a series of a Massachusetts business trust (the "Trust") as a series (a "New Portfolio") of a Massachusetts limited liability company (the "Company") pursuant to an Agreement and Plan of Reorganization providing for, and the authorization of certain related actions involving, the transfer of all of the assets of the Existing Portfolio to the corresponding New Portfolio, in exchange for shares of the corresponding New Portfolio and the assumption by the corresponding New Portfolio of all of the liabilities of the Existing Portfolio, and the distribution of such shares of the New Portfolio to the shareholders of the Existing Portfolio in complete liquidation of the Existing Portfolio; and the taking of any other actions by the Existing Portfolio or its affiliate to the extent necessary to complete the transactions contemplated in connection with the Existing Portfolio's Reorganization. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH EXISTING PORTFOLIO, VOTING SEPARATELY BY PORTFOLIO BUT WITHOUT REGARD TO CLASS.)

              B. Other Business. To transact such other business as may properly come before the Meeting or any adjournment thereof.

              The Board of Trustees has fixed the close of business on April 26, 1999 as the record date for determination of shareholders of the Trust entitled to notice of, and to vote at, the Meeting.



                                    By Order of the Board of Trustees


                                    John T. West
                                    Secretary

     [MAY 10], 1999


              YOUR VOTE IS IMPORTANT! WE URGE YOU TO PROMPTLY SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE ENVELOPE WHICH IS ALSO ENCLOSED FOR YOUR CONVENIENCE OR YOU MAY CALL 1-800-XXX-XXXX OR FAX YOUR PROXY TO (212) 269-2796. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                               WM GROUP OF FUNDS
                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                           STRATEGIC GROWTH PORTFOLIO
                          CONSERVATIVE GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                            FLEXIBLE INCOME PORTFOLIO
                                INCOME PORTFOLIO

                         1201 Third Avenue, 22nd Floor
                            Seattle, Washington 98101

                         SPECIAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT


              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of WM Strategic Asset Management Portfolios, a Massachusetts business trust (the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") to be held at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101 on JUNE [23], 1999 at 11:00 a.m. (Pacific time), or any adjournment thereof. Accompanying this Proxy Statement is a Notice of the Meeting (the "Notice") and a proxy for the Meeting solicited by the Board of Trustees. It is expected that this Proxy Statement, the Notice and the proxy will be mailed to shareholders on or about [MAY 10], 1999. Except as specifically provided herein, the term "Existing Portfolios" shall refer to the Portfolios listed above, each of which is currently organized as a series of the Trust.

              THE TRUST WILL FURNISH TO SHAREHOLDERS, UPON REQUEST AND WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998. THE ANNUAL REPORT OF THE TRUST MAY BE OBTAINED BY CONTACTING THE TRUST AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT OR BY CALLING TOLL-FREE (800) 222-5852.

              The Meeting has been called for the purpose of having the shareholders of the Trust consider and take action upon the proposal set forth in the Notice (the "Proposal"). Shareholders of each Existing Portfolio are entitled to vote on the Proposal as it affects that Portfolio, voting separately by Portfolio. Shareholders of both Classes of each Existing Portfolio will vote together. Each share of an Existing Portfolio outstanding on the Record Date, as defined below, will be entitled to one vote, with fractional shares voting proportionately.

              The close of business on April 26, 1999, has been established as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the following number of shares of each Existing Portfolio were outstanding:

                                                                Number of
                                                                  Shares
                                                               Outstanding
     Existing Portfolio

     Strategic Growth Portfolio                           [FIRST DATA TO SUPPLY]

     Conservative Growth Portfolio

     Balanced Portfolio

     Flexible Income Portfolio

     Income Portfolio


              As of the Record Date, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of the shares of each Existing Portfolio and of the Trust as a whole. To the best knowledge of the Trust, no person owned of record or beneficially 5% or more of the outstanding shares of any Existing Portfolio as of the Record Date, except as follows:


                                                                  Shares                    Percent of
              Name of                                          Beneficially           Outstanding Shares of
           Record Owner                  Portfolio                Owned                 Existing Portfolio
      [FIRST DATA TO SUPPLY]



              The holders of 30% of the shares of each Existing Portfolio outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting with respect to the Existing Portfolio. A majority of all shares outstanding of each Existing Portfolio is required to approve the Proposal with respect to such Existing Portfolio. If Shareholders of some of the Existing Portfolios approve the Proposal and others do not, the Board of Trustees will consider what further actions may be appropriate with respect to the Proposal.

              Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

              Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of negative votes against the Proposal.

              The Proposal described in this Proxy Statement has been approved by the Board of Trustees of the Trust. The Board of Trustees does not intend to bring any other matters before the Meeting and does not know of any other matters which will be brought before the Meeting by others. In the event any other matters not mentioned in the Proxy Statement properly come before the Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other matters in their discretion.

              Solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Manager"), WM Funds Distributor, Inc. (the "Distributor") and their affiliates. The Trust has retained D.F. King to aid in solicitation of proxies for a fee not to exceed $50,000. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Manager and/or its affiliates, not by the Existing Portfolios.

              If sufficient votes in favor of the Proposal are not received by the time currently scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned with respect to one or more Existing Portfolios, one or more of the other Existing Portfolios may still proceed to vote on the Proposal. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Manager and/or its affiliates. See Proposal 1 -- "Reorganization as a Massachusetts Limited Liability Company."

              In order that your shares may be represented at the Meeting, please sign, date and complete the enclosed proxy and return it in the prepaid postage envelope enclosed for your convenience.

              In the alternative, you may vote by phone or fax through D.F. King, our proxy solicitor. To vote by fax, sign the proxy card and fax (both sides) to (212) 269-2796 or simply call (800) xxx-xxxx.

     SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

              The Trust does not, and the Company will not, hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Company must be received by the Company at a reasonable time before the Company's mailing of solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

     PROPOSAL 1:

     REORGANIZATION AS A MASSACHUSETTS LIMITED LIABILITY COMPANY

              At the Meeting, it is proposed that the shareholders of each Existing Portfolio approve the reorganization (a "Reorganization") of the Existing Portfolio, currently a series of a Massachusetts business trust, as a series of a Massachusetts limited liability company (a "New Portfolio"). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Existing Portfolio to the New Portfolio in exchange for shares of the New Portfolio and the assumption by the New Portfolio of all of the liabilities of the Existing Portfolio, followed by the liquidation of the Existing Portfolio (the "SAMP Reorganization"). This Proposal also would authorize the taking of any other actions by the Existing Portfolio and its affiliates to the extent necessary to complete the Existing Portfolio's Reorganization. A vote in favor of this Proposal will constitute a vote in favor of both the Reorganization of the relevant Existing Portfolio and any other actions necessary to complete the Reorganization.

              The name of the Company is "WM Strategic Asset Management Portfolios, LLC." The Company has been newly organized for the purpose of effecting the Reorganization. Like the Trust, the Company will have separate series representing different Portfolios. The Trust is, and the Company will be, registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's shares are, and the Company's shares will be, registered under the Securities Act of 1933, as amended. Like the Trust, each series (each, a "New Portfolio") of the Company will have shares representing beneficial interests in the assets and liabilities belonging to that series, and each series will be further divided into separate classes (Class A and Class B) that have the same attributes as the corresponding classes of the Existing Portfolio. Each New Portfolio will have the same investment objectives, policies and restrictions, and the same name (Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio or Income Portfolio) as the corresponding Existing Portfolio. In each Reorganization, the shareholders of a Existing Portfolio will receive shares of the corresponding New Portfolio which are of the same class (Class A or Class B) as the shares of the Existing Portfolio they currently hold.

     BACKGROUND AND REASONS FOR THE REORGANIZATION

              The Board of Trustees of the Trust, including all Trustees who are not "interested persons" of the Trust, the Manager or the Distributor within the meaning of the 1940 Act, has unanimously approved the Reorganizations of the Existing Portfolios and recommended shareholder approval of this Proposal. The Board of Trustees determined that the Reorganization of each Existing Portfolio would be in the best interests of that Existing Portfolio and that the interests of each Existing Portfolio's shareholders would not be diluted as a result of the Reorganization. The Board of Trustees also considered the tax consequences of the Reorganizations.

              The Massachusetts Limited Liability Company Act provides statutory limited liability for shareholders. While the possibility of shareholder liability of a shareholder of a Massachusetts business trust is considered remote, reorganization as a Massachusetts limited liability company is expected to offer New Portfolio shareholders substantially greater protection from potential personal liability.

              The Reorganizations of the Existing Portfolios will also permit the assets of the Existing Portfolios to be combined on a tax-free basis with the assets of certain investors who currently receive asset allocation services from WM Financial Services ("WMFS") a WM affiliate. Those investors currently have their assets invested in shares of certain WM Funds, just as each of the Existing Portfolios is invested in the same WM Funds (the "Underlying WM Funds"). The expected addition of approximately _______ by those WMFS clients to the New Portfolios will provide a greater opportunity for lowering aggregate operating expenses (as a percentage of average net assets) for the Portfolios than would otherwise be the case. Of course, there can be no assurance that the expected addition by those investors will result in savings for Existing Portfolio shareholders.

              The tax-free treatment of the Reorganizations means that all assets contributed to each New Portfolio, both by the Existing Portfolios and by WMFS advisory clients, will be carried on the New Portfolio's books at the tax basis in effect immediately prior to the Reorganizations. This means that, when shares of the Underlying WM Funds originally belonging to WMFS advisory clients are sold by a New Portfolio, any gain on sale will result in a capital gain which, when subsequently distributed to shareholders of the New Portfolio, will be taxable to all shareholders of the New Portfolio at the time of distribution, not only to the former

     WMFS advisory clients who originally owned the securities. Similarly, when securities originally belonging to the Existing Portfolios are sold by a New Portfolio, any gain on sale will generally be taxable to all shareholders of that New Portfolio at the time of distribution of such gain, not only to the shareholders of the Existing Portfolio which held the securities at the time of the Reorganization. For a further discussion of tax consequences, please see Federal Income Tax Consequences on page 14 hereof.

     AGREEMENT AND PLAN OF REORGANIZATION

              Each Plan provides that the relevant New Portfolio will acquire all of the assets of the corresponding Existing Portfolio in exchange for the assumption by the New Portfolio of all of the liabilities of the Existing Portfolio and for the issuance of the shares of the New Portfolio ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be [JULY __, 1999] or such other date as may be agreed upon by the New Portfolio and the Existing Portfolio). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Existing Portfolio, the form of which is attached as Appendix A to this Proxy Statement.

              Each Existing Portfolio will transfer all of its assets to the corresponding New Portfolio, and, in exchange, the New Portfolio will assume all of the liabilities of the Existing Portfolio and deliver to the Existing Portfolio (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Existing Portfolio attributable to its Class A shares, less the value of the liabilities of the Existing Portfolio assumed by the New Portfolio attributable to the Class A shares of the Existing Portfolio and (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of assets of the Existing Portfolio attributable to its Class B shares, less the value of the liabilities of the Existing Portfolio assumed by the New Portfolio attributable to the Class B shares of the Existing Portfolio. For more information, see "Federal Income Tax Consequences" below.

              Immediately following the Exchange Date, each Existing Portfolio will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Existing Portfolio, with Class A Reorganization Shares being distributed to holders of Class A shares of the Existing Portfolio and Class B Reorganization Shares being distributed to holders of the Class B shares of the Existing Portfolio. As a result of the proposed transaction, each holder of Class A and Class B shares of the Existing Portfolio will receive a number of Class A and Class B Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A and Class B shares, respectively, of the Existing Portfolio held by the shareholder. This distribution will be accomplished by the establishment of accounts on the records of the corresponding New Portfolio in the names of the Existing Portfolio shareholders, each account representing the respective number of full and fractional Class A and Class B

     Reorganization Shares due such shareholder. Because the shares of the New Portfolio will not be represented by certificates, certificates for Reorganization Shares will not be issued.

              The consummation of each Reorganization is subject to the conditions set forth in the relevant Plan, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Existing Portfolio, prior to the Exchange Date, by mutual consent of the relevant Existing Portfolio and New Portfolio or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

              All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Plan will be borne by the Manager and/or its affiliates.

              Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

     REORGANIZATION SHARES

              Full and fractional Reorganization Shares will be issued to each Existing Portfolio's shareholders in accordance with the procedures under the Plan as described above. The Reorganization Shares are Class A and Class B shares of the New Portfolio, which will have characteristics identical to those of the corresponding class of Existing Portfolio shares with respect to contingent deferred sales charges ("CDSCs") and conversion. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares, as well as the conversion date of Class B Reorganization Shares, (i) the Class B Reorganization Shares will be treated as having been acquired as of the dates that, and for the prices at which, the shareholders originally acquired their Class B shares of the Existing Portfolio, (ii) any CDSC will be applied using the schedule in effect for the Existing Portfolio at the time the shares of the Existing Portfolio were originally purchased, and (iii) Class B Reorganization Shares will convert automatically into Class A shares of the New Portfolio after the same conversion period as was in effect at the time the shares of the Existing Portfolio were originally purchased. Class A Reorganization Shares will be subject to service and distribution fees, payable under the New Portfolio's Class A Distribution Plan, which is substantially identical to the Existing Portfolio's existing Class A Distribution Plan. Class B Reorganization Shares will be subject to service and distribution fees payable under the New Portfolio's Class B Distribution Plan, which is substantially identical to the Existing Portfolio's existing Class B Distribution Plan.

     OTHER MATTERS

              The investment objectives, policies and restrictions of each New Portfolio will be the same as those for the corresponding Existing Portfolio; they will not change as a result of the Reorganizations. The Manager and an officer of the Trust, as the sole members of the Company (the "Initial Members") prior to the Existing Portfolios' Reorganization, will vote for the current Trustees of the Trust as Trustees of the Company (the "Trustees"). The Trust's officers will become officers of the Company with comparable responsibilities. The Initial Members will approve an Investment Management Agreement between the Company and the Manager substantially identical to the Investment Management Agreement currently in effect and a Distribution Plan for each Class of Shares substantially identical to those currently in effect for the Existing Portfolio. The Distributor will serve as the distributor of the shares of the Company under the same terms as it does for the Trust.

     STRUCTURE OF THE COMPANY AND THE NEW PORTFOLIOS

              The Company has been established pursuant to a Limited Liability Company Agreement (the "Company Agreement") under the laws of The Commonwealth of Massachusetts. Immediately prior to the Reorganization, the Company will have nominal assets and no liabilities and the sole members of the Company will be the Initial Members. After the Reorganization, the same Trustees who currently serve as Trustees on the Trust will be the Trustees of the Company.

              Each of the Reorganization Shares will be fully paid and nonassessable by the Company when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares convert automatically into Class A shares as described above. The Company Agreement permits the Company to issue an unlimited number of shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment Existing Portfolios and to further divide any such series into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Each New Portfolio's shares will initially be divided into two classes, Class A and Class B which correspond to the classes of shares of the relevant Existing Portfolio.

     COMPARISON OF GOVERNING DOCUMENTS OF EXISTING PORTFOLIOS AND NEW PORTFOLIOS

              As a Massachusetts limited liability company, the Company will be subject to the provisions of its Company Agreement and Bylaws (the "Company Bylaws"). The provisions of the Company Agreement and the Company Bylaws differ in certain respects from those of the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and Bylaws ("Trust Bylaws"). The following is a summary of certain of those differences. For additional information regarding all of the differences, shareholders should refer directly to such documents, copies of which may be obtained without charge by contacting the Trust at its address listed on the cover of this Proxy Statement or by calling toll-free (800) 222-5852.

              SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, although this possibility is considered remote. The Massachusetts Limited Liability Company Act provides, by statute, that shareholders shall not be from liable for liabilities of the Company by virtue of their being shareholders.

              VOTING RIGHTS, MEETINGS AND PROCEDURES. The shareholders of each New Portfolio generally have the same rights to vote and to call shareholder meetings as shareholders of each Existing Portfolio. The voting rights of shareholders of the Company are set forth in the Company Agreement. These voting rights are generally the same as those for shareholders of the Trust except with regard to derivative litigation and amendment of the respective Agreements. (Please see discussion below of voting rights with respect to amendments and derivative litigation). The Trust Bylaws provide that a quorum is 30% of the aggregate number of Shares entitled to vote, while the Company Agreement provides that 10% of the Shares entitled to vote shall constitute a quorum. Neither a New Portfolio nor an Existing Portfolio is required to hold annual shareholder meetings for matters such as the election of Trustees, although the requirements of the 1940 Act may effectively require that a New Portfolio or an Existing Portfolio call special shareholder meetings under certain conditions.

              DIFFERENCES IN REDEMPTION RIGHTS OF SHAREHOLDERS. Redemption of shares by shareholders under the Company Agreement is only subject to the requirements of the 1940 Act, whereas the Trust Agreement requires at least weekly redemptions to be permitted even if not required by the 1940 Act. Because the 1940 Act requires daily redemptions to be permitted, there will be no practical difference unless the 1940 Act requirements are changed.

              MANDATORY REDEMPTION RIGHTS BY THE TRUST/COMPANY. The Declaration of Trust provides that the Trust may redeem shares at any time, if the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the holders of the shares of the Trust or any class or series of shares thereof. The Company Agreement provides that the Company shall have the right at any time to redeem shares of any shareholder....to the extent such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of (a) the outstanding shares of the Company or (b) the shares of any Series. Both the Declaration of Trust and the Company Agreement provide that the Portfolio may redeem shares of an account which falls below a minimum value set by the Trustees.

              DIFFERENCES IN RECORDS PROVISIONS. The Declaration of Trust provides that the Declaration of Trust and any amendments thereto shall be filed with the Secretary of the Commonwealth of Massachusetts, and a copy thereof shall be kept at the office of the Trust where it may be inspected by any Shareholder. The Company Agreement provides that "[a]ny documents which a Shareholder may have a right to obtain pursuant to the [Massachusetts Limited Liability

     Company] Act or otherwise shall be furnished at the sole expense of such Shareholder at the Company's principal office only after the Shareholder gives 30 days' prior written notice of its intent to obtain such records, and further subject to such rules and procedures as the Trustees may establish, which may include rules and procedures established after the date of such request." However, the Company Agreement will be filed with the Securities and Exchange Commission.

              DIFFERENCES IN PROVISIONS REGARDING COMBINING SERIES/CLASSES. Both the Declaration of Trust and the Company Agreement provide that the Trustees may combine two or more classes or series of the Trust's shares into a single one. The Company Agreement further provides that the Trustees may from time to time divide or combine the shares of shareholders of any particular series or class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of the shareholders of that series or class in the assets belonging to that series or class or in any way affecting the rights of shareholders of any other series or class. The Declaration of Trust has no corresponding provision allowing division of a series or Class or changing the number of Shares.

              DIFFERENCES IN PROVISIONS REGARDING SALE OF ASSETS AND MERGERS. The Declaration of Trust provides that a two-thirds vote of Shareholders is required for the Trust to merge or consolidate with any other corporation, association, trust or other organization or for the Trust to sell, lease or exchange all or substantially all of the Trust property, including its goodwill. However, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of the majority of the Shares outstanding and entitled to vote is sufficient authorization. The Company Agreement does not provide any requirement for shareholder approval for sales of substantially all of the assets of the Company. The Company Agreement provides that the Trustees may cause the Company to be merged into or consolidated with another entity or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law upon majority vote of Shareholder votes properly cast upon the question.

              INTERESTED TRANSACTIONS PROVISIONS. The Declaration of Trust provides that certain transactions of the Trust with Principal Shareholders (as defined therein) shall require a two-thirds vote of the Shares outstanding in order to be valid. Transactions subject to the two-thirds vote requirement under the Declaration of Trust include the merger or consolidation of the Trust with or into any Principal Shareholders; the issuance of any securities of the Trust to any Principal Shareholder for cash; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any principal Shareholder; and the sale, lease or exchange to the Trust in exchange for securities of the Trust of any assets of any principal Shareholder.

              However, the two-thirds vote requirement under the Declaration of Trust is not applicable if the Trustees approve a memorandum of understanding with the Principal Shareholder with regard to the transactions or if the transaction is with a corporation, a majority of the outstanding Shares normally entitled to vote in elections of trustees of which is owned of record or beneficially by the Trust. The Company Agreement has no comparable provision.

              DERIVATIVE LITIGATION PROVISIONS. Section 11.1(vi) of the Trust Bylaws provide that the Shareholders shall have voting power "to the same extent as the stockholders of the Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders." The Company Agreement provides that no Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Company or any series without first making demand on the Trustees to bring or maintain such action, proceeding or claim. Demand is excused only when the plaintiff makes a specific showing that irreparable injury to the Company or Series would otherwise result. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Company or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. However, if this provision is found not to be enforceable, any decision by any shareholder to bring such a court action, proceeding or claim shall require a majority affirmative vote of the Shares outstanding of the Company or Series, as applicable.

              DIFFERENCES IN AMENDMENT PROVISIONS. The Declaration of Trust provides that most amendments may be made by a majority of the Trustees when authorized by a majority of the shares outstanding and entitled to vote, while the Company Agreement provides that amendments need only the approval of a majority of Shareholder votes properly cast upon the question. In both cases, amendments affecting only certain classes require only the approval of the affected classes, and amendments to change the name of the Trust/Company or for the purpose of "supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision" of the Agreement do not require Shareholder authorization. In the case of the Trust, amendments dealing with par value of shares do not require shareholder vote; par value does not apply to limited liability companies.

              ABILITY TO EFFECT STATUTORY MERGERS. Under Massachusetts law pertaining to business trusts, Massachusetts business trusts may merge with or into one or more domestic limited liability companies but not with or into a corporation. Massachusetts limited liability companies, however, may merge with or into one or more domestic or foreign limited liability companies, domestic or foreign professional corporations, one or more domestic business trusts or associations, a domestic or foreign general or limited partnership. Thus, if in future the Portfolios should desire to effect another merger, organization as a limited liability company will afford the Portfolios greater flexibility.

     FEDERAL INCOME TAX CONSEQUENCES

              As a condition to each Existing Portfolio's obligation to consummate the Reorganization, the Existing Portfolio will receive an opinion from Ropes & Gray, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Existing Portfolio as a result of the Reorganization; (ii) no gain or loss will be recognized by shareholders of the Existing Portfolio on the distribution of Reorganization Shares to them in exchange for their shares of the Existing Portfolio; (iii) the tax basis of the Reorganization Shares that the Existing Portfolio's shareholders receive in place of their Existing Portfolio shares will be the same as the basis in the Existing Portfolio shares; (iv) a shareholder's holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Existing Portfolio shares exchanged for the Reorganization Shares, provided that the shareholder held the Existing Portfolio shares as a capital asset; (v) no gain or loss will be recognized by the New Portfolio as a result of the reorganization; (vi) the New Portfolio's tax basis in the assets that the New Portfolio receives from the Existing Portfolio will be the same as the Existing Portfolio's basis in such assets; and (vii) the New Portfolio's holding period in such assets will include the Existing Portfolio's holding period in such assets. Each opinion will be based on certain factual certifications made by officers of the Trust and the Existing Portfolios and will also be based on customary assumptions.

              Prior to the Exchange Date, each Existing Portfolio will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

              The tax-free treatment of the Reorganizations means that all assets contributed to the New Portfolios, both by the Existing Portfolios and by WMFS advisory clients, will be carried on the New Portfolio's books at the tax basis in effect immediately prior to the Reorganizations. This means that, when shares of the Underlying WM Funds originally belonging to WMFS advisory clients are sold by a New Portfolio, any gain on sale will result in a capital gain which, when subsequently distributed to shareholders of the New Portfolio, will be taxable to all shareholders of the New Portfolio at the time of distribution, not only to the former WMFS advisory clients who originally owned the securities. Similarly, when securities originally belonging to the Existing Portfolios are sold by a New Portfolio, any gain on sale will generally be taxable to all shareholders of that New Portfolio at the time of distribution of such gain, not only to the shareholders of the Existing Portfolio which held the securities at the time of the Reorganization.

              The percentages of unrealized appreciation for each Existing Portfolio and for the total assets which are eligible to be contributed by WMFS advisory clients to each New Portfolio, and the respective amounts of total assets, as of March 31, 1999, are estimated to be as follows:




                                                                                     UNREALIZED CAPITAL APPRECIATION
                                                             TOTAL NET ASSETS                 (DEPRECIATION)
                                                             ON MARCH 31, 1999      AS A PERCENTAGE OF TOTAL NET ASSETS
                                                               (in thousands)               ON MARCH 31, 1999
                                                             -----------------              -----------------
     EXISTING PORTFOLIO
     Strategic Growth Portfolio                                                                     14.8%
     Amount eligible to be contributed by WMFS Clients           $110,780                         [PENDING]

     Conservative Growth Portfolio                                                                  14.4%
     Amount eligible to be contributed by WMFS Clients           $318,794

     Balanced Portfolio                                                                             10.0%
     Amount eligible to be contributed by WMFS Clients           $255,583

     Flexible Income Portfolio                                                                       2.7%
     Amount eligible to be contributed by WMFS Clients           $ 33,543

     Income Portfolio                                                                                0.2%
     Amount eligible to be contributed by WMFS Clients           $ 18,814

          None of the SAM Portfolios had capital loss carryforwards exceeding 0.20% of its net assets as of October 31, 1998. However, this number, as well as the numbers set forth in the table above, is subject to change up until the closing of the Reorganizations.

     TAKING OF OTHER ACTIONS

          It is also proposed, as part of this Proposal, that the shareholders of each Existing Portfolio approve the taking of any other actions by the Existing Portfolio or its affiliates to the extent necessary to complete the Existing Portfolio's Reorganization. Such actions will include any necessary procedures to effect the Reorganization, including but not limited to the ratification of the current Trustees of the Trust as Trustees of the Company, the approval of an investment management agreement for the Company that is substantially identical to the investment management agreement currently in effect for the Trust, the approval of Class A and Class B distribution plans for each New Portfolio which are substantially identical to those currently in effect for the Existing Portfolios, the temporary waiver of any fundamental investment restrictions which would otherwise prevent the Reorganization and the approval of any other necessary agreements.

     INFORMATION ABOUT THE MANAGER

          The Manager is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has been in the investment management business since 1944. The Manager is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

     PRINCIPAL UNDERWRITER

              The Principal Underwriter of both the Existing Portfolios and New Portfolios is WM Funds Distributor, Inc., located at 1201 Third Avenue, Suite 2210, Seattle, Washington 98101.

              THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE FOR APPROVAL OF THIS PROPOSAL.

                                WM GROUP OF FUNDS
                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-June [23], 1999

     The undersigned hereby appoints William G. Papesh, Monte D. Calvin and John
T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the STRATEGIC GROWTH PORTFOLIO, a series of WM Strategic Asset Management Portfolios, on June [23], 1999 at 11:00 a.m. Pacific time, and any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                         WILL BE VOTED FOR THE PROPOSAL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.

                                                     For      Against    Abstain
                                                     / /        / /        / /
A. To approve the Reorganization of the Portfolio as a series of WM Strategic Asset Management
    Portfolios, LLC, a Massachusetts limited liability company.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------
                                        Signature (if held jointly)

                                        ---------------------------------------
                                        Date

IN THE ALTERNATIVE, YOU MAY VOTE BY PHONE OR FAX THROUGH D.F. KING, OUR PROXY SOLICITOR. TO VOTE BY FAX, SIGN THE PROXY CARD AND FAX (BOTH SIDES) TO (212) 269-2796 OR SIMPLY CALL (800) XXX-XXXX.

-------------------------------------------------------------------------------

                 PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

             IF YOU HAVE ANY QUESTIONS, YOU MAY CALL (800) 222-5852.

--------------------------------------------------------------------------------